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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 1997


                          MICROTEL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                   1-10346                      77-0226211
        --------                   -------                      ----------
   State or Other             Commission File               IRS Employer
   Jurisdiction of            Number                        Identification No.
   Incorporation or
   Organization


                    4290 East Brickell Street
                       Ontario, California                        91761
              --------------------------------------             --------
              Address of Principal Executive Offices             Zip Code


       Registrant's telephone number, including area code: (909) 391-4321
                                                           --------------

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Item 7.           Financial Statements; Pro Forma Information and Exhibits

   (a) and (b)

         This Form 8-K/A amends the Form 8-K filed on April 4, 1997 reporting on the Merger between a wholly owned subsidiary of the Registrant and XIT Corporation. The financial statements and pro forma financial information set forth on the attached Index are incorporated herein by reference to MicroTel International, Inc.'s Registration Statement on Form S-1 No. 333-29925.


  (c)  Exhibit 1.  Amended Financial Data Schedule.

         The original Restated Financial Data Schedule, which this Exhibit amends, was filed as Exhibit 27 to Microtel International, Inc.'s Registration Statement on Form S-1 No. 333-29925.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           MICROTEL INTERNATIONAL, INC.



                                           By: /s/ Carmine T. Oliva
                                           Carmine T. Oliva
                                           President and Chief Executive Officer


Date:  June 25, 1997


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Index to Item 7.  Financial Statements; Pro Forma Information and Exhibits

    a)  Financial Statements of businesses acquired:

Consolidated Financial Statements of MicroTel International, Inc.

      Independent Auditors' Report (KPMG Peat Marwick LLP)
      Consolidated Balance Sheets at September 30, 1996 and 1995
      Consolidated Statements of Operations for the Years ended
         September 30, 1996, 1995 and 1994
      Consolidated Statements of Stockholders' Equity for the Years
         Ended September 30, 1996, 1995 and 1994
      Consolidated Statements of Cash Flows for the Years Ended
         September 30, 1996, 1995 and 1994
      Notes to Consolidated Financial Statements for the Years
         Ended September 30, 1996, 1995 and 1994
      Consolidated Financial Statement Schedule II-
         Valuation and Qualifying Accounts for the Years Ended
         September 30, 1996, 1995 and 1994
      Consolidated Condensed Balance Sheets at March 31, 1997
         And December 31, 1996 (Unaudited)
      Consolidated Condensed Statements of Operations for the
         Three Months Ended March 31, 1997 and 1996 (Unaudited)
      Consolidated Condensed Statements of Cash Flows for the
         Three Months Ended March 31, 1997 and 1996 (Unaudited)
      Notes to Consolidated Condensed Financial Statements (Unaudited)

    b)  Pro forma financial information:

Unaudited Pro Forma Combined Condensed Financial Statements

      Explanatory Description
      Unaudited Pro Forma Combined Condensed Statement of Operations
         For the Year Ended September 30, 1996
      Unaudited Pro Forma Combined Condensed Statement of Operations
         For the Three Months Ended March 31, 1997
      Notes to Unaudited Pro Forma Combined Condensed Financial Statements

    c)  Exhibits:

      Exhibit 1.  Amended Financial Data Schedule.